EXHIBIT 99.1

MedicalCV Announces Exit of the Mechanical Heart Valve Business

MINNEAPOLIS, Nov. 18 /PRNewswire-FirstCall/ — MedicalCV, Inc. (OTC Bulletin Board: MDCVU), a cardiovascular surgery device manufacturer, today announced that it will be exiting the mechanical heart valve and the pyrolytic carbon businesses.

“After an exhaustive evaluation of MedicalCV’s mechanical heart valve business, we have decided in the best interest of the shareholders to discontinue all valve related operations and exit the business,” said Marc Flores, president and chief executive officer.  “It is our intent to support our customers in the near-term.  We will take action to divest all heart valve assets as opportunities arise.”  Flores concluded, “We have appropriately ‘Right Sized’ the company and will continue to take action to ensure that all company resources are focused on providing better products for better outcomes in the high growth atrial fibrillation market.”

About MedicalCV

The Company’s primary objective is to develop cardiovascular products for improved patient outcomes by early treatment of cardiovascular disorders.  Historically, the Company has developed, marketed and sold mechanical heart valves known as the Omnicarbon(R) 3000 and 4000 heart valves.  The Company’s long-range strategy, however, is to achieve profitability by diversifying into high growth markets in cardiovascular surgery.  Near-term, the Company plans to develop and introduce products targeting treatment of atrial fibrillation.  The Company’s securities are traded on the OTC Bulletin Board under the symbol “MDCVU.”

This release contains certain forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995.  The forward-looking statements in this release refer to our expectations regarding operating improvements, development of atrial fibrillation products, minimally invasive treatment of atrial fibrillation and achieving profitability through diversification.  These forward-looking statements reflect management’s expectations and are based on currently available data; however, actual results are subject to future risks and uncertainties, which could materially affect actual performance.  Risks and uncertainties that could affect such performance include, but are not limited to, the following: the Company’s ability to fund our significant capital needs; market acceptance in the U.S. of the Company’s cardiovascular products; acceptance of minimally invasive techniques for the reduction of atrial fibrillation through ablation; potential reductions in pricing by competitors; the costs of licensing and acquiring new products and technologies; the time and costs involved in obtaining regulatory clearance for cardiovascular products; competing technological and market developments; physician acceptance of the Company’s cardiovascular products; dependence upon governmental reimbursements and third party supplies; and the strength of the market for cardiovascular products. For more detailed information about these risks and uncertainties, please review the Company’s Annual Report on Form 10- KSB for the fiscal year ended April 30, 2004.

These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control.  The Company assumes no obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or uncertainties after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SOURCE MedicalCV, Inc.

CONTACT: John Jungbauer, Vice President, Finance, of MedicalCV, Inc., 651-452-3000
Web site: http://www.medcvinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding MedicalCV, Inc.’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report or Form 10-K for the most recently ended fiscal year.

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